EXHIBIT 10.19

Date

[Employee Name]

[Address][City, State Zip Code]

Dear [   ]:

Pursuant to the terms and conditions of the AVX Corporation 2014 Stock Option Plan (the 'Plan'), you have been granted an Incentive Stock Option to purchase [   ] shares of stock as outlined below.

Granted To:[     ]

Grant Date:[      ]

Granted:[      ]

Grant Price:$[     ]Total Cost to Exercise:$[      ]

Expiration Date:[      ]

Vesting Schedule:25% per year for 4 years

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx

Date

[Employee Name]

[Address][City, State Zip Code]

Dear [   ]:

Pursuant to the terms and conditions of the AVX Corporation 2014 Stock Option Plan (the 'Plan'), you have been granted a Non-Qualified Stock Option to purchase [    ] shares of stock as outlined below.

Granted To:[   ]

Grant Date:[   ]

Granted:[   ]

Grant Price:$[   ]Total Cost to Exercise:$[   ]

Expiration Date:[   ]

Vesting Schedule:Special Vesting

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx

Pursuant to the terms and conditions of the Plan, you have been granted an Incentive Stock Option to purchase [    ] shares of stock as outlined below.

Granted To:[   ]

Grant Date:[   ]

Granted:[   ]

Grant Price:$[   ]Total Cost to Exercise:$[   ]

Expiration Date:[   ]

Vesting Schedule:Special Vesting

[  ] on xx/xx/xx

[  ] on xx/xx/xx

[  ] on xx/xx/xx